UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 2, 2010
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer
Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Note:
Attached is a consent from Miller and Lents, Ltd. with respect to its report dated January 20, 2010 regarding Encore Acquisition Company’s Reserves and Future Net Revenues as of December 31, 2009 set forth in Denbury Resources Inc.’s Current Report on Form 8-K dated February 2, 2010.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
          The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Consent of Miller and Lents, Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: February 5, 2010	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President - Accounting

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Consent of Miller and Lents, Ltd.